Exhibit 99.1


                    Certification Pursuant to Section 906 of
                         The Sarbanes-Oxley Act of 2002


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Dividend Capital Trust Inc., a Maryland corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report") that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



     Date: March 31, 2003                  /s/ Evan H. Zucker
                                           -------------------------------------
                                           Evan H. Zucker
                                           Chief Executive Officer and President